Exhibit 10.21

STATE OF ALABAMA

COUNTY OF JEFFERSON

LEASE AMENDMENT AGREEMENT NO. 1

This Lease Amendment Agreement No. 1, hereinafter sometimes referred to as “Agreement”, is made and entered into this 20th day of June, 2012, by and between SURGICAL CARE AFFILIATES, LLC, hereinafter referred to as “Tenant”, and RIVERCHASE OFFICE, LLC, hereinafter referred to as “Landlord”.

WITNESSETH THAT:

WHEREAS, Landlord and Tenant, did enter into a certain lease agreement dated the 31st day of October 2007, said lease as amended from time to time hereinafter referred to as “Lease”, for those certain premises commonly known as Suites 400 and 500, hereinafter referred to as the “Demised Premises”, in or around Galleria Tower, Birmingham, Alabama, which Demised Premises are more particularly described and set forth in said Lease; and

WHEREAS, the parties hereto now desire to amend said Lease.

NOW THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant understand and agree as follows:

1.	Section 2 of the Lease, Term, is hereby amended as follows:

(i)	The Initial Term shall be, and the same hereby is, extended for a period commencing on April 1, 2013 and continuing thereafter until March 31, 2015, upon the same terms and conditions as those specified in the Lease as amended by this Agreement.

(ii)	Section 2(b) of the Lease is hereby amended to state that Tenant shall have the right to extend the Initial Term for one (1) Renewal Term commencing on April 1, 2015 and continuing until March 31, 2020 with no further options to extend the Initial Term thereafter. Further, said Section 2(b) is amended to require Tenant to give Landlord written notice of Tenant’s decision to exercise the Renewal Term on or before March 31, 2014.

2.	Section 4 of the Lease, Rent, is hereby amended to state that Base Rental during the period of April 1, 2013 through March 31, 2015 shall be as follows:

	Annual Base Rental	Monthly Base Rental
April 1, 2013 - March 31, 2014	$727,020.00	$60,585.00
April 1, 2014 - March 31, 2015	$737,117.50	$61,426.46

3.	The effective date of this Agreement shall be the date first above written except as otherwise stated herein.

4.	This Agreement may be signed by facsimile or by other electronic communications systems with the same force and effect as if all required signatures were contained in an original instrument.

5.	All capitalized words used in this Agreement shall have the meanings ascribed to such words in the Lease. All of the other terms, provisions, stipulations and conditions set forth in said Lease shall remain in full force and effect except as herein expressly changed or amended.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

WITNESS:	LANDLORD: Riverchase Tower LLC

/s/ Beth Nesbitt	BY:	Jim Wilson & Associates, LLC, as Property Manager

/s/ Kathy Lewis	BY:	[Signatory Illegible]

	Its:	Manager

WITNESS:	TENANT: SURGICAL CARE AFFILIATES, LLC

/s/ Regina Biddings
	BY:	/s/ Richard L. Sharff
/s/ Ken Hall
	Its:	Executive Vice President

STATEMENT OF ACCEPTANCE

THE UNDERSIGNED, having the power and authority to do so, does this 9th day of June, 2008, hereby state, certify, swear and affirm to Riverchase Office, LLC., formerly known as Riverchase Tower, LLC., its successors and assigns, (hereinafter referred to as “Landlord”), the following:

(1)	That the undersigned, Surgical Care Affiliates, LLC. (hereinafter referred to as “Tenant”), is the Tenant under that certain Lease dated 10/31/2007, between Landlord and Tenant (hereinafter referred to as “Lease”), whereby Tenant leased certain premises as described in the Lease (hereafter referred to as the “Demised Premises”) located in Birmingham, Alabama.

(2)	The Commencement Date of the Lease Term is 03/24/2008;

(3)	The Expiration Date of the Lease Term shall be 03/31/2013;

(4)	The Rent Start Date of the Lease Term shall be 03/24/2008;

(5)	Tenant is in possession of the Demised Premises and is paying rent and all other charges under the Lease;

(6)	Tenant has no claims, defenses, offsets or counterclaims against Landlord;

(7)	The actual number of square feet of floor area in the Demised Premises is hereby deemed to be 40,390 sf;

(8)	Minimum Rent as of the date of this letter is scheduled as $847,800.00 per annum, and (is/is not) subject to adjustments during the term of this Lease and is more particularly described in the Lease.

This Statement of Acceptance is hereby incorporated in and constitutes a part of the Lease.

IN WITNESS WHEREOF, the undersigned has caused this statement to be duly executed on the date set forth above.

TENANT:		LANDLORD:

By:	/s/ Richard L. Sharff	By:	[Signatory Illegible]

Its:	EVP & General Counsel	Its:	Authorized Representative

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